SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 October 7, 2005
                                 ---------------
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  333-21859                36-3652087
------------------------------   ------------------   --------------------------
 (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


                  2727 Diehl Road, Naperville, Illinois   60563
                  ---------------------------------------------
               (Address of principal executive offices)  (Zip Code)



                                 (630) 579-2000
                                 --------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

     On October 7, 2005, Factory Card Outlet of America, Ltd., ("Factory Card"), a wholly-owned subsidiary of the Registrant, and Wells Fargo Retail Finance II, LLC ("Wells Fargo") entered into a Second Amendment Agreement dated as of October 7, 2005 (the "Second Amendment") to the Loan and Security Agreement dated as of April 9, 2002 (as amended, the "Loan Agreement") between Factory Card, Wells Fargo, as agent, and the lenders thereto. The Second Amendment, among other things: (1) extends the maturity date to October 31, 2008; (2) reduces the interest on Libor rate loans from Libor plus 2.25% to Libor plus a margin between 1.25% and 1.75% depending on the minimum availability at the time of borrowing; (3) provides for a potential increase in the maximum revolver limit from $30 million to up to $45 million; (4) revises the minimum EBITDA covenant and eliminates the minimum gross margin covenant; and (5) provides for a prepayment premium of 0.25% of the maximum revolver amount through October 31, 2006, 0.15% of the maximum revolver amount from November 1, 2006 through March 30, 2007 and $0 thereafter.

     A copy of the Second Amendment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01    Financial Statements and Exhibits

     (c)     Exhibits

     99.1 Second Amendment Agreement dated as of October 7, 2005 by and between Factory Card Outlet of America Ltd., the lenders thereto and Wells Fargo Retail Finance II, LLC, as agent.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FACTORY CARD & PARTY OUTLET CORP.


                                         /s/ James D. Constantine
                                         ---------------------------------------
                                         James D. Constantine
Dated: October 13, 2005                  Executive Vice President and Chief
                                         Financial and Administrative Officer

                                  EXHIBIT INDEX




     Exhibit
       No.                                   Description
     -------                                 -----------

      99.1 Second Amendment Agreement dated as of October 7, 2005 by and between Factory Card Outlet of America Ltd., the lenders thereto and Wells Fargo Retail Finance II, LLC, as agent.